Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of PolyMedix, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 16, 2009	By:	/s/ Nicholas Landekic
Date		Nicholas Landekic
President & Chief Executive Officer

November 16, 2009	By:	/s/ Edward F. Smith
Date		Edward F. Smith
Vice President, Finance & Chief Financial Officer (Principal Financial and Accounting Officer)